UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2017
Date of Report (Date of earliest event reported)

STONE ENERGY CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-12074	72-1235413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

In connection with its annual certification to the New York Stock Exchange (“NYSE”), Stone Energy Corporation (“Stone” or the “Company”) is providing the corporate governance information set forth below.

Director Independence Determinations

The Company’s Corporate Governance Guidelines provide that a majority of our Board of Directors (“Board”) will consist of directors meeting the criteria for independence required by the NYSE and applicable laws, rules, and regulations. Only directors who have been determined to be independent serve on our Audit Committee, Compensation Committee, and Nominating & Governance Committee.

Rather than adopting categorical standards, the Board assesses director independence on a case-by-case basis, in each case consistent with applicable legal requirements and the independence standards adopted by the NYSE. None of the directors, except the Company’s Interim Chief Executive Officer and President, were disqualified from "independent" status under applicable legal requirements and the NYSE listing standards. Based on information provided by the directors and after reviewing all relationships each director has with Stone, including any charitable contributions we make to organizations where our directors serve as board members, the Board has affirmatively determined that, except the Company’s Interim Chief Executive Officer and President, none of its directors have a material relationship with Stone and therefore each is independent as defined by the current listing standards of the NYSE.

Mr. James M. Trimble was appointed as a director of the Board on March 1, 2017, and at that time a determination was made that Mr. Trimble satisfied the independence criteria of the NYSE and under applicable laws, rules, and regulations. With Mr. Trimble’s appointment as the Company’s Interim Chief Executive Officer and President as of April 28, 2017, Mr. Trimble is not considered by the Board to be an independent director because of his employment with us.

Director Listing and Committee Membership

Please note that biographical information for each Board member listed below is included in Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” of our Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2017.

Board Member	Independent	Nominating & Governance Committee	Compensation Committee	Audit Committee

Neal P. Goldman (1)	Yes	X	X
Bradley Juneau	Yes	X	X
David I. Rainey	Yes			X
Charles M. Sledge (2)	Yes			X
James M. Trimble	No
David N. Weinstein	Yes		X	X

(1)	Chairman of the Board

(2)	Financial Expert

Mr. Goldman, as the independent, non-management Chairman of the Board, presides at the regularly scheduled executive sessions of the non-management/independent directors.

Committees of our Board of Directors

Nominating & Governance Committee

Our Nominating & Governance Committee charter requires that the Nominating & Governance Committee shall consist of no fewer than two members (including a Chairman), and all members shall meet the independence requirements of the NYSE and applicable laws, rules, and regulations.

The members of the Nominating & Governance Committee shall be selected annually by the Board and will serve at the pleasure of the Board. Any vacancy on the Nominating & Governance Committee will be filled by, and any member of the Nominating & Governance Committee may be removed with or without cause by, an affirmative vote of a majority of the Board. If a Chairman is not designated by the Board or present at a meeting, the Nominating & Governance Committee may designate a Chairman by majority vote of the Nominating & Governance Committee members then in office.

Compensation Committee

Our Compensation Committee charter requires that the Compensation Committee shall consist of no fewer than three members (including a Chairman), and all members shall meet the independence requirements of the NYSE and applicable laws, rules, and regulations. In addition, at least two members of the Compensation Committee shall be “Non Employee Directors” for the purposes of Rule 16b 3 (“Rule 16b 3”) under the Securities Exchange Act of 1934, as in effect from time to time (the “Exchange Act”) (with each member’s status in reference to Item 404(a) of Regulation S-K being determined pursuant to Note (4) to Rule 16b-3), and “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time.

The members of the Compensation Committee shall be appointed by the Board based on the recommendation of the Nominating & Governance Committee and will serve at the pleasure of the Board. Any vacancy on the Compensation Committee will be filled by, and any member of the Compensation Committee may be removed with or without cause by, an affirmative vote of a majority of the Board. If a Chairman is not designated by the Board or present at a meeting, the Compensation Committee may designate a Chairman by majority vote of the Compensation Committee members then in office.

Audit Committee

Our Audit Committee charter requires that the Audit Committee shall consist of no fewer than three members (including a Chairman), and all members shall meet the independence requirements of the NYSE and applicable laws, rules, and regulations. Each member of the Audit Committee shall meet the experience requirements of the NYSE, and at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable rules of the SEC). Our Audit Committee charter provides that Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

The members of the Audit Committee shall be appointed by the Board based on the recommendation of the Nominating & Governance Committee and will serve at the pleasure of the Board. Any vacancy on the Audit Committee will be filled by, and any member of the Audit Committee may be removed with or without cause by, an affirmative vote of a majority of the Board. If a Chairman is not designated by the Board or present at a meeting, the Audit Committee may designate a Chairman by majority vote of the Audit Committee members then in office. If a member of the Audit Committee ceases to be independent for reasons outside the member’s reasonable control, his or her membership on the Audit Committee may, if so permitted under then applicable NYSE rules, continue until the earlier of the Company’s next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to qualify as independent. The Board may designate one or more independent directors as alternate members of the Audit Committee, who may replace any absent or disqualified member or members of the Audit Committee.

Communications with Directors

Our Board of Directors (the “Board”) welcomes communications from our stockholders and other interested parties.

If any stockholder or third party has a complaint or concern regarding accounting, internal accounting controls or auditing matters at Stone, they should send their complaint in writing to Mr. Charles M. Sledge, the Chairman of the Audit Committee, at our principal executive offices, which are located at the address listed below. Stockholders and any other interested parties may send communications to our Board, to any committee of our Board, to Mr. Neal P. Goldman, the Chairman of the Board, or to any other director in particular, to:

Board of Directors, Committee Name or Director’s name, as appropriate
Stone Energy Corporation
625 E. Kaliste Saloom Road
Lafayette, Louisiana 70508

The Company will forward all correspondence directly to the committee or individual director, as appropriate.

This information may also be found in the Corporate Governance section of the Company’s website at www.StoneEnergy.com.

Available Information

We make available on our Internet website, www.StoneEnergy.com, our Code of Business Conduct and Ethics, our Corporate Governance Guidelines, and the Audit, Compensation, and Nominating and Governance Committee Charters, all of which have been approved by our Board. Copies of these documents are also available free of charge by writing us at: Chief Financial Officer, Stone Energy Corporation, P.O. Box 52807, Lafayette, LA 70505.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: December 14, 2017	By:	/s/ Lisa S. Jaubert
Lisa S. Jaubert Senior Vice President, General Counsel and Secretary